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                                                                    EXHIBIT 4.27

                               SECURITY AGREEMENT

                  This SECURITY AGREEMENT (this "AGREEMENT") is dated as of March __, 2004 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("COVANTA" or "COMPANY"), each of THE OTHER BORROWERS LISTED ON THE SIGNATURE PAGES HEREOF, and each ADDITIONAL BORROWER that may become a party hereto after the date hereof in accordance with Section 24 hereof (each an "ADDITIONAL GRANTOR" and collectively "ADDITIONAL GRANTORS"; Borrowers, including any Additional Grantors, are sometimes collectively referred to herein as "GRANTORS" and individually as a "GRANTOR"), and BANK OF AMERICA, N.A., in its capacity as collateral agent for and representative of the Secured Parties (as defined in the Intercreditor Agreement referred to below) (the "COLLATERAL AGENT"). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Intercreditor Agreement.

                                    RECITALS

                  WHEREAS, pursuant to the Credit Agreement dated as of March __, 2004 (said Credit Agreement or any credit agreement entered into by Detroit L/C Borrowers to refinance, replace, renew or extend, in whole or in part, said Credit Agreement and the indebtedness and letters of credit issued thereunder to the extent permitted pursuant to the New L/C Facility Agreement (as defined below) and the High Yield Indenture (as defined below), as said Credit Agreement or any replacement to said Credit Agreement may be amended, restated, supplemented or otherwise modified from time to time, being the "DETROIT L/C FACILITY AGREEMENT"), by and among Grantors as borrowers, the financial institutions from time to time party thereto as lenders (the "DETROIT L/C LENDERS"), Bank of America, N.A., as administrative agent (the "DETROIT L/C FACILITY AGENT"), and Deutsche Bank Securities, Inc., as documentation agent for the Detroit L/C Lenders (in such capacity "DETROIT L/C DOCUMENTATION AGENT," and together with the Detroit L/C Facility Agent, THE "DETROIT L/C AGENTS"), the Detroit L/C Lenders have made certain commitments (each, a "DETROIT L/C COMMITMENT"), subject to the terms and conditions set forth in the Detroit L/C Facility Agreement, to extend certain letter of credit facilities (each, a "DETROIT L/C") to Grantors;

                  WHEREAS, pursuant to the Credit Agreement dated as of March __, 2004, (said Credit Agreement or any credit agreement entered into by New L/C Borrowers to refinance, replace, renew or extend, in whole or in part, said Credit Agreement and the indebtedness and letters of credit issued thereunder to the extent permitted pursuant to the Detroit L/C Facility Agreement and the High Yield Indenture, as said Credit Agreement or any replacement to said Credit Agreement may be amended, restated, supplemented or otherwise modified from time to time, being the "NEW L/C FACILITY AGREEMENT"), by and among Grantors as borrowers, the financial institutions listed therein as lenders (the "NEW L/C LENDERS") and Bank One, NA, as administrative agent for the New L/C Lenders (in such capacity, the "NEW L/C AGENT," and collectively with the Detroit L/C Agents, the Detroit L/C Lenders, the High Yield Trustee, the High Yield Noteholders, the New L/C Lenders and the Cash Management Bank (as defined below), the "BENEFITED PARTIES"), the New L/C Lenders have made certain commitments (each, a "NEW L/C COMMITMENT," and together with the Detroit L/C Commitments, collectively, the "COMMITMENTS"), subject to the terms and conditions set forth in the New L/C Facility Agreement, to extend certain letter of credit and revolving credit facilities (each, a "NEW L/C," and together with the Detroit L/Cs, the "LETTERS OF CREDIT") to the New L/C Borrowers;

                  WHEREAS, pursuant to the indenture dated as of March __, 2004 (said indenture or any replacement to said indenture entered into in connection with a refinancing, defeasance, renewal, replacement or extension of the High Yield Notes (as defined below) permitted under the Detroit L/C Facility Agreement and New L/C Facility Agreement (as defined below), as said indenture or replacement to said indenture may be amended, supplemented or otherwise modified from time to time, being the "HIGH YIELD INDENTURE") by and between Company and U.S. Bank National Association, in its capacity as trustee (the "HIGH YIELD TRUSTEE"), Company has issued $205,000,000 in aggregate initial face principal amount (accruing to $230,000,000 at stated maturity) of its 8.25% Senior Notes due 2011 (the "HIGH YIELD NOTES");

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                  WHEREAS, Grantors other than the Company (the "HIGH YIELD
GUARANTORS," and together with the Company and the Grantors, each individually a "LOAN PARTY," and collectively the "LOAN PARTIES") have agreed, in favor of the holders of the High Yield Notes (the "HIGH YIELD NOTEHOLDERS"), to guarantee the prompt payment and performance when due of all obligations of Company under the High Yield Notes on the terms and conditions set forth in the High Yield Indenture;

                  WHEREAS, in accordance with the terms of the Credit Agreements, Borrowers are required to maintain the Cash Management System with Bank of America (in such capacity, the "CASH MANAGEMENT BANK"), and it is desired that the Cash Management Obligations be secured hereunder;

                  WHEREAS, Company, the Detroit L/C Borrowers, the New L/C Borrowers, DHC, the Detroit L/C Agents, the Detroit L/C Lenders, the High Yield Trustee for the benefit of the High Yield Noteholders, the New L/C Agent, the New L/C Lenders, the Cash Management Bank and Collateral Agent have entered into that certain Intercreditor Agreement dated as of March __, 2004 (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), pursuant to which the Detroit L/C Agents, the Detroit L/C Lenders, the High Yield Trustee for the benefit of the High Yield Noteholders, the New L/C Agent, the New L/C Lenders and Cash Management Bank have appointed Collateral Agent, and Collateral Agent has agreed to act, as collateral agent for the Detroit L/C Agents, the Detroit L/C Lenders, the High Yield Noteholders, the New L/C Agent , the New L/C Lenders and the Cash Management Bank hereunder; and

                  WHEREAS, it is a condition precedent to (i) the extension of credit by the Detroit L/C Lenders under the Detroit L/C Facility Agreement, (ii) the effectiveness of the High Yield Indenture and (iii) the extension of credit by the New L/C Lenders that the Grantors listed on the signature pages hereof shall have granted the security interest and undertaken the obligations contemplated by this Agreement;

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Detroit L/C Lenders to make extensions of credit from time to time under the Detroit L/C Facility Agreement, the New L/C Lenders to make extensions of credit from time to time under the New L/C Facility Agreement, the High Yield Noteholders to accept the High Yield Notes issued under the High Yield Indenture, the Cash Management Bank to provide cash management services to the Grantors and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Collateral Agent as follows:

SECTION 1.        GRANT OF SECURITY.

                  Each Grantor hereby assigns and grants to Collateral Agent a security interest, subject to the terms of the Intercreditor Agreement (including, without limitation, the provisions regarding lien priority), in all of such Grantor's right, title and interest in and to all of such Grantor's personal property and fixture property of every kind and nature, and all proceeds and products thereof, in each case whether now or hereafter acquired and wherever the same may be located, including, without limitation, the following (the "COLLATERAL"), to secure the obligations as set forth in Section 2 herein except as provided in the penultimate paragraph to this Section 1:

                  (a) all equipment, in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "EQUIPMENT");

                  (b) all inventory in all of its forms, including but not limited to (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor and all accessions thereto and products thereof (collectively the "INVENTORY") and all negotiable and non-negotiable documents of title (including without limitation, documents, warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "NEGOTIABLE DOCUMENT OF TITLE");

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                  (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles, letter-of-credit rights and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles, letter-of-credit rights or other rights and obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles, letter of credit rights and other rights and obligations being the "ACCOUNTS," and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS").

                  (d) all deposit accounts, including any restricted deposit accounts established and maintained by Collateral Agent pursuant to Sections 12 and 13 hereof and all the accounts and concentration accounts which constitute the Cash Management System, together with (i) all amounts on deposit from time to time in such deposit accounts and (ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing (the "DEPOSIT ACCOUNTS");

                  (e) the "SECURITIES COLLATERAL," which term means:

                           (i) the shares of stock, partnership interests,
                  interests in joint ventures, limited liability company interests and all other equity interests in any other Person, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing now or hereafter owned by such Grantor, including those owned on the date hereof and described on Schedule 1(e)(i), and the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto (the "PLEDGED SHARES"), and all dividends, distributions, returns of capital, cash, warrants, options, rights, instruments, rights to vote or manage the business of such Person pursuant to organizational documents governing the rights and obligations of the stockholders, partners, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                           (ii) the indebtedness from time to time owed to such
                  Grantor by any obligor, and the instruments evidencing such indebtedness (the "PLEDGED DEBT"), and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; and

                           (iii) all other investment property of such Grantor
                  not otherwise included in this clause (e) or the definition of Investment Collateral below; provided, however, that the Securities Collateral shall not include (1) any shares of stock, partnership interests, interests in joint ventures, limited liability company interests or other equity interests of any Subsidiary that was not incorporated or organized under the laws of the United States, any state thereof or the District of Columbia (a "FOREIGN SUBSIDIARY") in excess of the number of shares or other such interests of such issuer possessing up to but not exceeding 65% of the voting power of all classes of capital stock or other such interests entitled to vote of such Foreign Subsidiary, or (2) any shares of stock, partnership interests, interests in joint ventures, limited liability company interests or all other equity interests of those Subsidiaries the pledge of which would constitute a violation of (A) a valid and enforceable Contractual Obligation in favor of or for the benefit of a Person other than Company or any of its Subsidiaries and their respective Affiliates for which the required consents have not been obtained, or (B) applicable law affecting such Grantor or such Subsidiary;

                  (f) the "INVESTMENT COLLATERAL", which term means:

                           (i) all securities accounts, including any restricted
                  securities accounts established and maintained by Collateral Agent pursuant to Section 14 herein, (ii) all credit balances held from time to time in such securities accounts, (iii) any property, including any Financial Assets (as defined in the UCC) credited to any such securities account by Collateral Agent and any other property acquired by Collateral Agent as securities intermediary in exchange for, with proceeds from or distributions on, or otherwise in respect of any of the foregoing (any such property an

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                  "INVESTMENT") and any security entitlements, securities
                  (whether certificated or uncertificated), instruments, accounts, chattel paper, general intangibles and deposits representing or evidencing any Investment, and (iv) all interest, dividends, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Investments.

                  (g) the "INTELLECTUAL PROPERTY COLLATERAL," which term means:

                           (i) all rights, title and interest (including rights
                  acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule 1(g)(i), as the same may be amended pursuant hereto from time to time) (collectively, the "TRADEMARKS"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in
                  Schedule 1(g)(i), as the same may be amended pursuant hereto from time to time) (the "TRADEMARK REGISTRATIONS"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "ASSOCIATED GOODWILL");

                           (ii) all rights, title and interest (including rights
                  acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule 1(g)(ii)(A), as the same may be amended pursuant hereto from time to time, but excluding those listed in Schedule 1(g)(ii)(B)), all rights corresponding thereto (including, without limitation, the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Collateral Agent, the Detroit L/C Lenders, the High Yield Noteholders or the New L/C Lenders and/or any other Benefited Parties), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); it being understood that the rights and interests included in the Intellectual Property Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

                           (iii) all rights, title and interest (including
                  rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by such Grantor (including, without limitation, the works listed on Schedule 1(g)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHTS"), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by such Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule 1(g)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHT REGISTRATIONS"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to

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                  such copyright licenses, only to the extent permitted by such licensing arrangements) (the "COPYRIGHT RIGHTS"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right to sue for past, present and future infringements of the Copyrights and Copyright Rights;

                  (h) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information;

                  (i) all licenses, contracts and agreements, as each such license, contract and agreement may be amended, restated, supplemented or otherwise modified from time to time (said agreements, as so amended, restated, supplemented or otherwise modified, being referred to herein individually as an "ASSIGNED AGREEMENT" and collectively as the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

                  (j) to the extent not included in any other paragraph of this
Section 1, each Grantor's commercial tort claims (as defined under Article 9 of the UCC), potential claims, causes of action and potential causes of action, including, but not limited to, those listed on Schedule 1(j) (collectively, the "COMMERCIAL TORT CLAIMS"), and all general intangibles (including, without limitation, tax refunds, payment intangibles, other rights to payment or performance, choses in action, software and judgments taken on any rights or claims included in the Collateral);

                  (k) all plant fixtures, business fixtures and other fixtures, and storage and office facilities, and all accessions thereto and products thereof;

                  (l) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (m) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance related to the Collateral (whether or not Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Notwithstanding anything herein to the contrary, (i) in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in (x) any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder, to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under the provisions of any license, contract or agreement to which such Grantor is a party on the date hereof (other than to the extent that any such provision would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such

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provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest to Collateral Agent in, all such rights and interests as if such provision had never been in effect; provided, further that if the assignment of proceeds of such license, contract or agreement would not result in a breach of the terms of, or constitute a default under the provisions of such license, contract or agreement, such proceeds shall be included in the Collateral, (y) any real property leasehold, unless a Grantor has executed a leasehold mortgage or leasehold deed of trust covering such real property leasehold, or (z) any amounts in Deposit Accounts that are reserves or escrow arrangements established in accordance with the Approved Plan of Reorganization, and (ii) in no event shall DSS Environmental, Inc., a New York corporation, be deemed to have granted a security interest to the Collateral Agent for the benefit of the High Yield Noteholders.

                  Each item of Collateral listed in this Section 1 that is defined in Articles 8 or 9 of the UCC shall also include the meanings set forth in the UCC, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

SECTION 2.        SECURITY FOR OBLIGATIONS.

                  This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the Secured Obligations.

SECTION 3.        GRANTORS REMAIN LIABLE.

                  Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts, licenses and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts, licenses and agreements included in the Collateral, and (c) Collateral Agent shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4.        REPRESENTATIONS AND WARRANTIES.

                  Each Grantor represents and warrants as follows:

                  (a) OWNERSHIP OF COLLATERAL. Except as expressly permitted by the Credit Documents, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien. Except as expressly permitted by the Credit Documents and such as may have been filed in favor of Collateral Agent in connection with this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

                  (b) LOCATIONS OF EQUIPMENT AND INVENTORY. All of the Equipment and Inventory having a value in excess of $500,000 is, as of the date hereof, or in the case of an Additional Grantor, the date of the applicable counterpart entered into pursuant to Section 24 hereof (each, a "COUNTERPART") located at the places specified in Schedule 4(b), except for Equipment that is temporarily moved from places specified in Schedule 4(b) to undergo repair or Inventory which, in the ordinary course of business, is in transit either (i) from a supplier to a Grantor, (ii) between the locations specified in Schedule 4(b), or
(iii) to customers of a Grantor.

                  (c) NEGOTIABLE DOCUMENTS OF TITLE. Except as set forth on
Schedule 4(c), no Negotiable Documents of Title are outstanding with respect to any of the Inventory with a value in excess of $100,000.

                  (d) OFFICE LOCATIONS; TYPE AND JURISDICTION OF ORGANIZATION. The chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are, as of the date hereof, and, except as described on Schedule 4(d), have been for the four-month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, located at the locations described on Schedule 4(d); such Grantor's type (i.e.,

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corporation, limited partnership, etc.) and jurisdiction of organization are listed on Schedule 4(d); and no Grantor is an unregistered entity.

                  (e) NAMES. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the four-month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed on the signature pages hereof, except the names listed in Schedule 4(e) annexed hereto.

                  (f) DELIVERY OF CERTAIN COLLATERAL. All certificates or instruments (excluding checks) evidencing, comprising or representing the Collateral (including, without limitation, the Securities Collateral) have been or, when required pursuant to this Agreement will be, delivered to Collateral Agent duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

                  (g) SECURITIES COLLATERAL. (i) All of the Pledged Shares described on Schedule 1(e)(i) have been duly authorized and validly issued in compliance with all applicable federal and state securities laws and, in the case of capital stock, are fully paid and non-assessable; (ii) all of the Pledged Debt issued by Company or any of its Subsidiaries has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default; (iii) except as described more fully on Schedule 1(e)(i), the Pledged Shares constitute all of the issued and outstanding shares of stock or other equity interests of each issuer thereof (subject to the proviso to Section 1(e)(iii) with respect to shares of a Foreign Subsidiary), and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares, except pursuant to any Contractual Obligation set forth on Schedule 4(g); (iv) the Pledged Debt issued by Company or any of its Subsidiaries constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note; and (v) Schedule 1(e)(i) sets forth all of the Pledged Shares owned by each Grantor on the date hereof, or in the case of an Additional Grantor, the date of the applicable Counterpart.

                  (h) INTELLECTUAL PROPERTY COLLATERAL.

                           (i) a true and complete list of all Trademark
                  Registrations and Trademark applications owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(g)(i);

                           (ii) a true and complete list of all Patents owned,
                  held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 1(g)(ii);

                           (iii) a true and complete list of all Copyright
                  Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth in Schedule 1(g)(iii);

                           (iv) after reasonable inquiry, such Grantor is not
                  aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable; and

                           (v) except as expressly permitted by each Credit
                  Document, no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

                  (i) PERFECTION. The security interest in the Collateral is granted to Collateral Agent on the basis described in Section 2 hereof and constitutes a valid security interest (except for the security interest purported to be granted in commercial tort claims other than those listed on
Schedule 1(j)), to the extent the UCC or United States patent, trademark or copyright statutes are applicable thereto, securing the payment of the applicable Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as "debtor," naming Collateral Agent as "secured party" and describing the Collateral in the filing office with respect to such Grantor set forth on Schedule 4(i), (ii) in the case of the Securities Collateral consisting of certificated securities or evidenced by

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

instruments, delivery of the certificates representing such certificated securities and delivery of such instruments to Collateral Agent, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, and (iii) in the case of the Intellectual Property Collateral listed on Schedules 1g(i), (ii) and (iii) hereto, excluding the Intellectual Property held under foreign law, in addition to the filing of such UCC financing statements, the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I, and a Grant of Patent Security Interest, substantially in the form of Exhibit II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security Interest, substantially in the form of Exhibit III, with the United States Copyright Office (each such Grant of Trademark Security Interest, Grant of Patent Security Interest and Grant of Copyright Security Interest being referred to herein as a "GRANT"), the security interest in the Collateral referred to in the immediately preceding sentence in each case will constitute a perfected security interest therein (except for the security interest purported to be granted in commercial tort claims other than those listed on Schedule 1(j)), to the extent the UCC or United States patent, trademark or copyright statutes are applicable thereto, prior to all other Liens (except for Liens otherwise permitted under any Credit Document to the extent such Liens are permitted to be senior in priority to the Liens in favor of the Collateral Agent, the Cash Management Bank, the Detroit L/C Agents and the Detroit L/C Lenders, the New L/C Agent and the New L/C Lenders or the High Yield Noteholders, as the case may be), and all filings and other actions in the United States necessary or desirable to perfect and protect such security interest have been duly made or taken. In the case of Intellectual Property held under foreign law, after the occurrence of an Event of Default, all actions necessary or desirable to perfect and protect such security interest shall be taken.

                  (j) COMMERCIAL TORT CLAIMS. Schedule 1(j) identifies with specificity each claim or cause of action that any Grantor may have, which arises in tort, for which a related action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration ("PROCEEDING") has been initiated by any Person.

                  (k) ROLLING STOCK. The rolling stock of the Grantors (collectively) as of the date hereof has an aggregate book value of less than $1,500,000.00.

SECTION 5.        FURTHER ASSURANCES.

                  (a) GENERALLY. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Collateral Agent may reasonably request, in order to perfect and protect the security interest granted or purported to be granted hereby under the UCC or United States patent, trademark or copyright statutes or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of Collateral Agent, upon the occurrence and continuation of an Event of Default, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Collateral Agent, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Collateral Agent, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Collateral Agent, upon the occurrence and continuation of an Event of Default, deliver and pledge to Collateral Agent hereunder all instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Collateral Agent, (iii) execute and file such financing or continuation statements, or amendments thereto, and execute and deliver such agreements establishing that Collateral Agent has control of specified items of Collateral and such other instruments or notices, as may be necessary, or as Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted hereby under the UCC or United States patent, trademark or copyright statutes, (iv) furnish to Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Collateral Agent may reasonably request, all in reasonable detail, (v) upon the reasonable request of Collateral Agent, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title or any item of Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, (vi) at any time during normal business hours, upon reasonable request by Collateral Agent, exhibit the Collateral in its existing location to, and allow inspection of the Collateral by, Collateral Agent, or

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

persons designated by Collateral Agent, (vii) at Collateral Agent's request, appear in and defend any action or proceeding that may affect such Grantor's title to, or Collateral Agent's security interest in all or any material part of, the Collateral, except for Intellectual Property Collateral; provided, however, that the foregoing exception for Intellectual Property Collateral shall not apply if such Intellectual Property is of material value as determined by Collateral Agent in its sole and absolute discretion; (viii) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Collateral Agent with respect to any Collateral, and (ix) at Collateral Agent's reasonable request, Grantors shall promptly deliver, execute and file any and all documents, instruments and certificates that Collateral Agent deems necessary or desirable, and in each case in form and substance satisfactory to Collateral Agent. Notwithstanding the foregoing sentence, no Grantor shall be required to amend or otherwise modify the description of the Collateral to provide a description of any claim or cause of action which arises in tort unless and until a Proceeding relating to such claim or cause of action has been initiated by any Person. Each Grantor hereby authorizes Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed or authenticated by such Grantor shall be sufficient authorization to file a financing statement and may be filed as a financing statement in any and all jurisdictions.

                  (b) SECURITIES COLLATERAL. Without limiting the generality of the foregoing Section 5(a), each Grantor agrees that it will, upon obtaining any additional shares of stock or other equity or debt securities required to be pledged hereunder, immediately (and in any event within five (5) Business Days) deliver to Collateral Agent a Pledge Supplement, duly executed by such Grantor, in substantially the form of Exhibit IV (a "PLEDGE SUPPLEMENT"), in respect of the additional Pledged Shares or Pledged Debt (to the extent issued by Company or any of its Subsidiaries) to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Supplement to Collateral Agent, the representations and warranties contained in clauses (i)-(iv) of Section 4(g) hereof shall be deemed to have been made by such Grantor as to the Securities Collateral described in such Pledge Supplement as of the date thereof. Each Grantor hereby authorizes Collateral Agent to attach each Pledge Supplement to this Agreement and agrees that all Pledged Shares or Pledged Debt of such Grantor listed on any Pledge Supplement shall for all purposes hereunder be considered Collateral of such Grantor; provided that the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Collateral Agent therein or otherwise adversely affect the rights and remedies of Collateral Agent hereunder with respect thereto.

                  (c) INTELLECTUAL PROPERTY COLLATERAL. Without limiting the generality of the foregoing Section 5(a), each Grantor shall execute and deliver to Collateral Agent contemporaneous with its execution and delivery of this Agreement or a counterpart hereto (i) with respect to all of such Grantor's Trademark Collateral, a Grant of Trademark Security Interest, substantially in the form of Exhibit I, (ii) with respect to all of such Grantor's Patent Collateral, a Grant of Patent Security Interest, substantially in the form of
Exhibit II, and (iii) with respect to all of such Grantor's Copyright Collateral, a Grant of Copyright Security Interest, substantially in the form of
Exhibit III. In addition, if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral or become entitled to the benefit of (i) any patent application or patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent or (ii) any material Copyright Registration, application for Copyright Registration or renewals or extension of any material Copyright, then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall promptly notify Collateral Agent in writing of any of the foregoing rights acquired by such Grantor after the date hereof and of
(i) any Trademark Registrations issued or application for a Trademark Registration or application for a Patent made, and (ii) any Copyright Registrations issued or applications for Copyright Registration made, in any such case, after the date hereof. Promptly after the filing of an application for any material (1) Trademark Registration; (2) Patent; or (3) Copyright Registration, each Grantor shall execute and deliver to Collateral Agent and record in all places where a Grant is recorded an IP Supplement, substantially in the form of Exhibit V (an "IP SUPPLEMENT"), pursuant to which such Grantor shall grant to Collateral Agent a security interest to the extent of its interest in such Intellectual Property Collateral; provided, if, in the reasonable judgment of such Grantor, after due inquiry, granting such interest would result in the grant of a Trademark Registration or Copyright Registration in the name of Collateral Agent, such Grantor shall give written notice to Collateral Agent as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the applicable Trademark Registration or Copyright Registration, as the case may be. Upon delivery to Collateral Agent of an IP Supplement, Schedules 1(g)(i), 1(g)(ii), and 1(g)(iii) hereto and Schedule A to each Grant, as

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                                       9
applicable, shall be deemed modified to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral included on Schedule A to such IP Supplement. Each Grantor hereby authorizes Collateral Agent to modify this Agreement without the signature or consent of any Grantor by attaching Schedules 1(g)(i), 1(g)(ii), and 1(g)(iii), as applicable, that have been modified to include such Intellectual Property Collateral or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which any Grantor no longer has or claims any right, title or interest; provided, the failure of any Grantor to execute an IP Supplement with respect to any additional Intellectual Property Collateral pledged pursuant to this Agreement shall not impair the security interest of Collateral Agent therein or otherwise adversely affect the rights and remedies of Collateral Agent hereunder with respect thereto.

SECTION 6.        CERTAIN COVENANTS OF GRANTORS.

                  Each Grantor shall:

                  (a) not use or permit any material Collateral under its control to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                  (b) notify Collateral Agent of any change in such Grantor's name, identity or corporate structure within 15 days of such change;

                  (c) give Collateral Agent 30 days' prior written notice of (i) any change in such Grantor's chief place of business, chief executive office or offices where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts or (ii) reincorporation, reorganization or other action that results in a change of the jurisdiction of organization, incorporation, formation or "location" of such Grantor under the UCC;

                  (d) if Collateral Agent gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes;

                  (e) except as expressly permitted by each Credit Document, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral; provided that no such tax, assessment, charge, levy or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (i) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and
(ii) in the case of a tax, assessment, charge, levy or claim which has or may become a Lien against any of the Collateral, such proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim; provided however, that notwithstanding the foregoing proviso, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment; and

                  (f) after the date hereof, give Collateral Agent prompt notice with sufficient particularity of any claim or cause of action of any Grantor arising in tort and not otherwise identified on Schedule 1(j) relating to a Proceeding that has been initiated by any Person.

SECTION 7.        SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY.

                  Each Grantor shall:

                  (a) keep the items of Equipment and Inventory owned by such Grantor having a value in excess of $500,000 at its main place of business or the places therefor specified on Schedule 4(b) or, upon 30 days' prior written notice to Collateral Agent, at such other places in jurisdictions where all action that may be necessary or desirable, or that Collateral Agent may reasonably request, in order to perfect and protect the security interest

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                                       10
granted or purported to be granted hereby, or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

                  (b) promptly furnish to Collateral Agent a statement respecting any material loss or damage to any of the material Equipment owned by such Grantor;

                  (c) keep correct and accurate records of Inventory owned by such Grantor, in accordance with such Grantor's customary practices;

                  (d) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $500,000, and in any event upon the occurrence of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of Collateral Agent and subject to the instructions of Collateral Agent;

                  (e) after an Event of Default has occurred and is continuing, promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Collateral Agent; and

                  (f) at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Documents.

SECTION 8.        SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS AND RELATED
                  CONTRACTS.

                  (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper in such Grantor's possession that evidence Accounts, at the locations therefor set forth on Schedule 4(d) or upon 30 days' prior written notice to Collateral Agent, at such other location in a jurisdiction where all action that may be necessary, or that Collateral Agent may reasonably request, in order to perfect and protect the security interest granted or purported to be granted hereby, or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Collateral Agent, upon reasonable notice during normal business hours, to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Collateral Agent, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the reasonable request of Collateral Agent, each Grantor shall deliver to Collateral Agent complete and correct copies of each Related Contract.

                  (b) Each Grantor shall maintain (i) complete records of each Account, in accordance with its customary business practices, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

                  (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Collateral Agent's direction, shall take) such action as such Grantor or Collateral Agent may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Collateral Agent shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Collateral Agent and, to the extent such Grantor is not legally or contractually prohibited from doing so and such contractual prohibitions are enforceable under applicable law, to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Collateral Agent, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Collateral Agent and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment

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

thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 20 hereof, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 9.        SPECIAL COVENANTS WITH RESPECT TO THE SECURITIES COLLATERAL.

                  (a) DELIVERY. Each Grantor agrees that all certificates or instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Collateral Agent. Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing such Securities Collateral for certificates or instruments of smaller or larger denominations. Nothing in this Section 9(a) shall apply to Pledged Shares held by a Grantor in a Person in whom Borrowers in the aggregate hold less than 10% (whether in voting power or economic value or both) of the shares of stock or other equity interests.

                  (b) COVENANTS. Each Grantor shall (i) not, except as expressly permitted by each of the Credit Documents, permit any issuer of Pledged Shares that is a Subsidiary or an Affiliate of any Grantor to merge or consolidate unless all the outstanding capital stock or other equity interests of the surviving or resulting Person is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided, if the surviving or resulting Person upon any such merger or consolidation involving an issuer of Pledged Shares which is a Foreign Subsidiary is a Foreign Subsidiary then such Grantor shall only be required to pledge outstanding capital stock of such surviving or resulting Person possessing up to but not exceeding 65% of the voting power of all classes of capital stock or other equity interests of such issuer entitled to vote; (ii) to the extent legally able to do so, cause each issuer of Pledged Shares that is controlled by such Grantor not to issue any stock, other equity interests or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor or unless such stock, equity interests or securities received by the Grantor are pledged hereunder; (iii) pledge hereunder, and deliver to Collateral Agent as soon as practicable (but in no event later than three Business Days) upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, other equity interests or other securities of each issuer of Pledged Shares; (iv) pledge hereunder, and deliver to Collateral Agent as soon as practicable (but in no event later than three Business Days) upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other equity interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Grantor; provided that, notwithstanding anything contained in this clause (iv) to the contrary, such Grantor shall only be required to pledge the outstanding capital stock or other equity interests of a Foreign Subsidiary up to but not exceeding 65% of the voting power of all classes of capital stock or other equity interests of such Foreign Subsidiary entitled to vote; (v) pledge hereunder, as soon as practicable (but in no event later than five Business Days) upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt (to the extent issued by Company or any of its Subsidiaries); (vi) pledge hereunder, as soon as practicable (but in no event later than five Business Days) upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Grantor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of such Grantor; and (vii) at the request of Collateral Agent, promptly execute and deliver to Collateral Agent an agreement providing for the control, as that term is defined in the UCC, by Collateral Agent of all securities entitlements and securities accounts of such Grantor; provided, however, that nothing in this Section 9(b) shall be construed as a waiver of the prohibitions and restrictions on the Grantors with respect to investments as set forth in any applicable Credit Document.

                  (c) VOTING AND DISTRIBUTIONS. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the

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

Detroit L/C Facility Agreement, the New L/C Facility Agreement or the High Yield Indenture; provided, no Grantor shall exercise or refrain from exercising any such right if Collateral Agent shall have notified such Grantor that, in Collateral Agent's judgment, such action would have a material adverse effect on the value of the Securities Collateral or any part thereof; and provided further, such Grantor shall give Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right if exercising, or refraining from exercising, such right would reasonably be expected to have a material adverse effect on the value of the Securities Collateral or any part thereof (it being understood, however, that neither (among other things) (A) the voting by such Grantor of any Pledged Shares for or such Grantor's consent to the election of directors or other members of a governing body of an issuer of Pledged Shares at a regularly scheduled annual or other meeting of stockholders or holders of equity interests or with respect to incidental matters at any such meeting, nor (B) such Grantor's consent to or approval of any action otherwise permitted under this Agreement, the Detroit L/C Facility Agreement, the New L/C Facility Agreement or the High Yield Indenture shall be deemed inconsistent with the terms of this Agreement, the Detroit L/C Facility Agreement, the New L/C Facility Agreement or the High Yield Indenture, respectively, within the meaning of this Section 9(c), and no notice of any such voting or consent need be given to Collateral Agent) and (ii) each Grantor shall be entitled to receive and retain, and to utilize any and all dividends, other distributions and interest paid in respect of the Securities Collateral to the extent permitted under the Credit Documents; provided, that except as otherwise provided in the Credit Documents, any and all (A) dividends, distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Securities Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Securities Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Securities Collateral, shall be, and shall forthwith be delivered to Collateral Agent to hold as, Securities Collateral and shall, if received by such Grantor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to Collateral Agent as Securities Collateral in the same form as so received (with all necessary endorsements).

                  Upon the occurrence and during the continuation of an Event of Default, (x) all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights of such Grantor to receive the dividends, other distributions and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the sole right to receive and hold as Securities Collateral such dividends, other distributions and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (ii) of the immediately preceding paragraph or clause (y) above shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Collateral Agent as Securities Collateral in the same form as so received (with any necessary endorsements).

                  (d) IRREVOCABLE PROXY. In order to permit Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends, principal or interest payments and other distributions which it may be entitled to receive hereunder,
(I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Collateral Agent all such proxies, dividend payment orders and other instruments as Collateral Agent may from time to time request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Collateral Agent an IRREVOCABLE PROXY to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including giving or withholding written consents of shareholders or other holders of equity interests, calling special meetings of shareholders or other holders of equity interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the Payment in Full of all Secured Obligations.

SECTION 10. SPECIAL COVENANTS WITH RESPECT TO THE INTELLECTUAL PROPERTY COLLATERAL.

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                                       13

                  (a) Each Grantor shall:

                           (i) use commercially reasonable efforts so as not to
                  permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property that is material Intellectual Property Collateral acquired under such contracts; and

                           (ii) furnish to Collateral Agent from time to time at
                  Collateral Agent's reasonable request statements and schedules further identifying and describing any material Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail.

                  (b) Except as otherwise provided in this Section 10, each Grantor shall continue to collect in accordance with its customary business practice, at its own expense, all amounts due or to become due to such Grantor in respect of the material Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, after the occurrence and during the continuance of any Event of Default at Collateral Agent's reasonable direction, shall take) such action as such Grantor or Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Collateral Agent shall have the right (but not the obligation) at any time, upon the occurrence and during the continuation of an Event of Default, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. Upon the occurrence and during the continuation of any Event of Default,
(i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 20 herein, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

                  (c) Each Grantor shall give Collateral Agent 10 Business Days prior written notice of any abandonment of any material Intellectual Property Collateral (it being understood that no such notice needs to be given by such Grantor of the abandonment of non-material Intellectual Property) or any pending patent application or any Patent.

                  (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Each Grantor shall promptly, following its becoming aware thereof, notify Collateral Agent of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) regarding such Grantor's ownership, right to use, or interest in any material Intellectual Property Collateral. Each Grantor shall provide to Collateral Agent any information with respect thereto requested by Collateral Agent.

                  (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to Collateral Agent the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Collateral Agent to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the

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benefit of all successors, assigns and transferees of Collateral Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 11.       SPECIAL PROVISIONS WITH RESPECT TO THE ASSIGNED AGREEMENTS.

                  (a) Each Grantor shall at its expense:

                           (i) if consistent with sound business practices,
                  perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with such Grantor's customary business practice; and

                           (ii) after the occurrence and during the continuation
                  of an Event of Default and upon the request of Collateral Agent, furnish to Collateral Agent, promptly upon receipt thereof, copies of all notices, requests and other material documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Collateral Agent such information and reports regarding the Assigned Agreements as Collateral Agent may reasonably request and (B) upon request of Collateral Agent make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as such Grantor is entitled to make under the Assigned Agreements.

                  (b) Upon the occurrence and during the continuance of an Event of Default, no Grantor shall:

                           (i) cancel or terminate any of the Assigned
                  Agreements or consent to or accept any cancellation or termination thereof;

                           (ii) amend or otherwise modify the Assigned
                  Agreements or give any consent, waiver or approval thereunder;

                           (iii) waive any default under or breach of the
                  Assigned Agreements;

                           (iv) consent to or permit or accept any prepayment of
                  amounts to become due under or in connection with the Assigned Agreements, except as expressly provided therein; or

                           (v) take any other action in connection with the
                  Assigned Agreements that could reasonably be expected to materially impair the value of the interest or rights of such Grantor thereunder or that could reasonably be expected to materially impair the interest or rights of Collateral Agent.

SECTION 12.       DETROIT L/C COLLATERAL ACCOUNT.

                  (a) Collateral Agent is hereby authorized to establish and maintain, as a blocked account in the name of the Company and under the sole dominion and control of Collateral Agent a restricted Deposit Account designated as "Covanta Energy Corporation/Detroit L/C Collateral Account" (hereinafter referred to as the "DETROIT L/C COLLATERAL ACCOUNT"). The Company hereby acknowledges and the Company and Collateral Agent hereby agree that the dominion and control exercised by the Collateral Agent in respect of the Detroit L/C Collateral Account shall constitute control for the purposes Section 9-104 of the UCC.

                  (b) All funds to be applied in respect of the Detroit L/C Obligations pursuant to Sections 4.1 and 4.2 of the Intercreditor Agreement shall be deposited into the Detroit L/C Collateral Account. Funds deposited into the Detroit L/C Collateral Account shall not be withdrawn or transferred except as set forth in clause (c) below, and as otherwise set forth in, and in accordance with, the Intercreditor Agreement. Each of the parties hereto hereby

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

acknowledges that amounts on deposit in the Detroit L/C Collateral Account shall be released from time to time in accordance with the Intercreditor Agreement.

                  (c) If an Event of Default (as defined in the Detroit L/C Facility Agreement) has occurred and is continuing and, in accordance with
Section 8 of the Detroit L/C Facility Agreement, the Grantors are required to pay to Collateral Agent an amount (the "AGGREGATE AVAILABLE AMOUNT") equal to 105% of the maximum amount that may at any time be drawn under all Detroit L/Cs then outstanding under the Detroit L/C Facility Agreement, the Grantors shall deliver funds in such an amount for deposit in the Detroit L/C Collateral Account. If for any reason the aggregate amount delivered by the Grantors for deposit in the Detroit L/C Collateral Account as aforesaid is less than the Aggregate Available Amount, the aggregate amount so delivered by Company shall be apportioned among all outstanding Detroit L/Cs for purposes of this clause
(c) in accordance with the ratio of the maximum amount available for drawing under each such Detroit L/C (as to such Detroit L/C, the "MAXIMUM AVAILABLE AMOUNT") to the Aggregate Available Amount. Upon any drawing under any outstanding Detroit L/C, Collateral Agent may apply the amount apportioned to such Detroit L/C to reimburse the Detroit L/C Lender that issued such Detroit L/C for the amount of such drawing. In the event of cancellation or expiration of any Detroit L/C in respect of which Company has deposited in the Detroit L/C Collateral Account any amounts described above, or in the event of any reduction in the Maximum Available Amount under such Detroit L/C, Collateral Agent shall apply the amount then on deposit in the Detroit L/C Collateral Account in respect of such Detroit L/C (less, in the case of such a reduction, the Maximum Available Amount under such Detroit L/C immediately after such reduction), first, to the cash collateralization pursuant to the terms of this Agreement of any outstanding Detroit L/Cs in respect of which the Grantors have failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Detroit L/Cs in the manner described above), second, to the extent of any excess, to the payment of any other outstanding Detroit L/C Obligations, third, to the extent of any further excess, to the payment of any other outstanding Secured Obligations in accordance with Section 20 hereof and fourth, to the extent of any further excess, to the payment to whomsoever shall be lawfully entitled to receive such funds.

SECTION 13.       NEW L/C COLLATERAL ACCOUNT.

                  (a) Collateral Agent is hereby authorized to establish and maintain, as a blocked account in the name of the Company and under the sole dominion and control of Collateral Agent a restricted Deposit Account designated as "Covanta Energy Corporation/New L/C Collateral Account" (hereinafter referred to as the "NEW L/C COLLATERAL ACCOUNT"). The Company hereby acknowledges and the Company and Collateral Agent hereby agree that the dominion and control exercised by the Collateral Agent in respect of the New L/C Collateral Account shall constitute control for the purposes Section 9-104 of the UCC.

                  (b) All funds to be applied in respect of the New L/C Obligations pursuant to Sections 4.1 and 4.2 of the Intercreditor Agreement shall be deposited into the New L/C Collateral Account. Funds deposited into the New L/C Collateral Account shall not be withdrawn or transferred except as set forth in clause (c) below, and as otherwise set forth in, and in accordance with, the Intercreditor Agreement. Each of the parties hereto hereby acknowledges that amounts on deposit in the New L/C Collateral Account shall be released from time to time in accordance with the Intercreditor Agreement.

         (c) If an Event of Default (as defined in the New L/C Facility Agreement) has occurred and is continuing and, in accordance with Section 8 of the New L/C Facility Agreement, the Grantors are required to pay to Collateral Agent an amount (the "NEW L/C AGGREGATE AVAILABLE AMOUNT") equal to 105% of the maximum amount that may at any time be drawn under all New L/Cs then outstanding under the New L/C Facility Agreement, the Grantors shall deliver funds in such an amount for deposit in the New L/C Collateral Account. If for any reason the aggregate amount delivered by the Grantors for deposit in the New L/C Collateral Account as aforesaid is less than the New L/C Aggregate Available Amount, the aggregate amount so delivered by Company shall be apportioned among all outstanding New L/Cs for purposes of this clause (c) in accordance with the ratio of the aggregate maximum amount available for drawing under each such New L/C (as to such New L/C, the "NEW L/C MAXIMUM AVAILABLE AMOUNT") to the New L/C Aggregate Available Amount. Upon any drawing under any outstanding New L/C, Collateral Agent may apply the amount apportioned to such New L/C to reimburse the New L/C Lender that issued such New L/C for the amount of such drawing. In the event of cancellation or expiration of any New L/C in respect of which Company has deposited in the New L/C Collateral Account any amounts described above, or in the event of any reduction in the New L/C Maximum Available Amount under such New L/C, Collateral Agent shall apply the amount then on deposit in the New L/C Collateral Account in respect of such New L/C (less, in the case of such a reduction, the New L/C Maximum Available Amount under such New L/C

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

immediately after such reduction), first, to the cash collateralization pursuant to the terms of this Agreement of any outstanding New L/Cs in respect of which the Grantors have failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such New L/Cs in the manner described above), second, to the extent of any excess, to the payment of any other outstanding New L/C Obligations, third, to the extent of any further excess, to the payment of any other outstanding Secured Obligations in accordance with Section 20 hereof and fourth, to the extent of any further excess, to the payment to whomsoever shall be lawfully entitled to receive such funds.

SECTION 14.       SPECIAL PROVISIONS WITH RESPECT TO THE COLLATERAL ACCOUNTS.

                  Collateral Agent is hereby authorized to establish and maintain at its offices restricted deposit accounts and restricted securities accounts which shall be in the names of Grantors, jointly or each individually, and under the sole dominion and control of Collateral Agent. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver account control agreements in form and substance satisfactory to Collateral Agent and take all further action that may be necessary or desirable, or that Collateral Agent may reasonably request, in order to perfect and protect the security interest granted or purported to be granted hereby in such accounts or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any such accounts.

SECTION 15.       COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

                  Each Grantor hereby irrevocably appoints Collateral Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Collateral Agent or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument that Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Collateral Agent pursuant to Section 7 hereof;

                  (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

                  (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

                  (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or each of the Credit Documents) levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Collateral Agent in its sole discretion, any such payments made by Collateral Agent to become obligations of such Grantor to Collateral Agent, due and payable immediately without demand;

                  (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

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                                       17

                  (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent's option and Grantors' expense, at any time or from time to time, all acts and things that Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 16.       COLLATERAL AGENT MAY PERFORM.

                  If any Grantor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of (but shall not be obligated to perform or cause the performance of), such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by Grantors under Section 21(b) hereof.

SECTION 17.       STANDARD OF CARE.

                  The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.

SECTION 18.       REMEDIES.

                  (a) GENERALLY. Subject to the terms of the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at a place to be designated by Collateral Agent that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Collateral Agent reasonably deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Collateral Agent or any Benefited Party and provide instructions directing the disposition of funds in Deposit Accounts not maintained with Collateral Agent or any Benefited Party and (vii) provide entitlement orders with respect to securities entitlements and other investment property constituting a part of the Collateral and with notice to the relevant Grantor, transfer to or register in the name of Collateral Agent or any of its nominees any or all of the Securities Collateral. Collateral Agent or any Benefited Party (subject to the terms of the Intercreditor Agreement) may be the purchaser of any or all of the Collateral at any such sale and Collateral Agent, as agent for and representative of the Benefited Parties (but not any Benefited Party in its individual capacity unless Requisite Obligees shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of

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                                       18
law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, each Grantor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Collateral Agent, that Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

                  (b) SECURITIES COLLATERAL.

                           (i) Each Grantor recognizes that, by reason of
                  certain prohibitions contained in the Securities Act and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Collateral Agent by such Grantor pursuant hereto and notwithstanding the provisions of Section 9-610(c) of the UCC, which each Grantor hereby waives to the extent permitted by applicable law, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Collateral Agent all such information as Collateral Agent may request in order to determine the number of shares and other instruments included in the Securities Collateral which may be sold by Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect and to otherwise comply with the Securities Act and such rules and regulations in connection with such sale.

                           (ii) If Collateral Agent shall determine to exercise
                  its right to sell all or any of the Securities Collateral pursuant to this Section, each Grantor agrees that, upon request of Collateral Agent (which request may be made by Collateral Agent in its sole discretion), such Grantor will, at its own expense (A) execute and deliver, and cause each issuer of the Securities Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Collateral Agent, advisable to register such Securities Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be

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

                  furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) use its best efforts to qualify the Securities Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Securities Collateral, as requested by Collateral Agent; (C) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; (D) do or cause to be done all such other acts and things as may be necessary to make such sale of the Securities Collateral or any part thereof valid and binding and in compliance with applicable law; and (E) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section.

                           (iii) Without limiting the generality of those
                  provisions of the Detroit L/C Facility Agreement (or any successor provisions thereto), the New L/C Facility Agreement (or any successor provisions thereto) and the High Yield Indenture (or any successor provisions thereto) that require one or more of the Grantors to reimburse expenses of or indemnify the Collateral Agent or any Benefited Party in the event of any public sale described herein, each Grantor agrees to indemnify and hold harmless Collateral Agent and the Benefited Parties and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Collateral Agent and such other Persons for any legal or other expenses reasonably incurred by Collateral Agent and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Collateral Agent and such other Persons and counsel for Collateral Agent and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any Grantor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Collateral Agent or such Persons within the meaning of the Securities Act.

                  (c) REMEDIES WITH RESPECT TO BORROWERS. Furthermore, upon the occurrence and during the continuance of any Event of Default, Collateral Agent may revoke each Grantor's rights to use cash collateral in which Collateral Agent has an interest; provided that, any other provision of this Agreement or any other Credit Document to the contrary notwithstanding, with respect to the foregoing, Collateral Agent shall give each Loan Party five Business Days prior written notice (which notice shall be delivered by facsimile or overnight courier) of the exercise of its rights and remedies with respect to the Collateral. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and not alternative. Each Grantor hereby waives (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties or other property at any time held by Collateral Agent and any Benefited Party on which Loan Parties may in any way be liable and hereby ratify and confirm whatever Collateral Agent and the Benefited Parties may lawfully do in this regard, (ii) subject to the notice provisions of the preceding paragraph, all rights to notice and hearing prior to Collateral Agent's taking possession or control of, or to the reply of Collateral Agent or any Benefited Party, attachment or levy upon, the Collateral, or any bond or security which might be required by any court prior to allowing Collateral Agent or any Benefited Party to exercise any of their remedies, and (iii) the benefit of all

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                                       20
valuation, appraisal and exemption laws. Each Grantor acknowledges they have been advised by counsel of their choice with respect to the effect of the foregoing waivers and this Agreement, the Credit Documents and the transactions evidenced by this Agreement and the Credit Documents.

SECTION 19.       ADDITIONAL REMEDIES FOR INTELLECTUAL PROPERTY COLLATERAL.

                  (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Collateral Agent shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Collateral Agent or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all documents required by Collateral Agent in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Collateral Agent as provided in those provisions of the Detroit L/C Facility Agreement (or any successor provisions thereto), the New L/C Facility Agreement (or any successor provisions thereto) and the High Yield Indenture (or any successor provisions thereto) that require one or more of the Grantors to reimburse expenses of or indemnify the Collateral Agent or the Benefited Parties and as provided in
Section 21 hereof, as applicable, in connection with the exercise of its rights under this Section, and, to the extent that Collateral Agent shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Collateral Agent, each Grantor shall execute and deliver to Collateral Agent an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Collateral Agent (or any Detroit L/C Lender, New L/C Lender or High Yield Noteholder, subject to the terms of the Intercreditor Agreement) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Collateral Agent, each Grantor shall make available to Collateral Agent, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Collateral Agent's behalf and to be compensated by Collateral Agent at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

                  (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Collateral Agent of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor's cost and expense, such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by Collateral Agent; provided, after giving effect to such reassignment, Collateral Agent's security interest granted pursuant hereto, as well as all other rights and remedies of Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Collateral Agent and Liens permitted under the relevant provisions of the Credit Documents.

SECTION 20.       APPLICATION OF PROCEEDS.

                  Except as expressly provided in Sections 12 and 13 hereof and elsewhere in this Agreement, all proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in accordance with the Intercreditor Agreement. In furtherance of, and without limiting the foregoing, in the event that (i) the Detroit L/C Commitments and the obligation of the Detroit L/C

Security Agreement

Lenders to issue and maintain Detroit L/Cs have terminated and all Detroit L/C Obligations have been Paid in Full, and (ii) the New L/C Commitments and the obligation of the New L/C Lenders to issue and maintain New L/Cs have terminated and the New L/C Obligations have been Paid in Full, then in each case, any cash collateral held by Collateral Agent in each of the Detroit L/C Collateral Account and the New L/C Collateral Account shall be applied in accordance with the Intercreditor Agreement.

SECTION 21.       INDEMNITY AND EXPENSES.

                  (a) Grantors jointly and severally agree to indemnify Collateral Agent, each Detroit L/C Agent, each Detroit L/C Lender, the New L/C Agent, each New L/C Lender, each High Yield Noteholder and each other Benefited Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Collateral Agent's or such Detroit L/C Agent's, Detroit L/C Lender's, New L/C Agent's, New L/C Lender's, High Yield Noteholder's or Benefited Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (b) Grantors jointly and severally agree to pay to Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder, or
(iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                  (c) The obligations of Grantors in this Section 21 shall survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Detroit L/C Facility Agreement, the New L/C Facility Agreement and the High Yield Indenture (subject to the terms of the Intercreditor Agreement).

SECTION 22. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION\ AND RELEASE.

                  (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Payment in Full of all Secured Obligations, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), but subject to the relevant assignment provisions set forth in each of the Credit Documents and the Intercreditor Agreement, (A) any Detroit L/C Agent or Detroit L/C Lender may assign or otherwise transfer its rights under the Detroit L/C Facility Agreement to any other Person, and in each case such other Person shall thereupon become vested with all the benefits in respect thereof granted to Detroit L/C Agents or Detroit L/C Lenders, as applicable, herein or otherwise (subject to the terms of the Intercreditor Agreement), (B) the New L/C Agent and any New L/C Lender may assign or otherwise transfer its rights under the New L/C Facility Agreement to any other Person, and in each case such other Person shall thereupon become vested with all the benefits in respect thereof granted to the New L/C Agent or such New L/C Lender, as applicable, herein or otherwise (subject to the terms of the Intercreditor Agreement) and (C) any High Yield Noteholder may assign or otherwise transfer any High Yield Note to any other Person in accordance with the High Yield Indenture, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to High Yield Noteholders herein or otherwise (subject to the terms of the Intercreditor Agreement).

                  (b) Upon the Payment in Full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Collateral Agent will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination. In addition, upon the proposed sale, transfer or other disposition of any Collateral by a Grantor in accordance with the relevant provisions of each Credit Document for which such Grantor desires to obtain a security interest release from Collateral Agent, such Grantor shall deliver an Officer's Certificate (x) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Credit Documents and (y) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction. Upon the receipt of such Officer's Certificate and so long as no Event of Default has occurred and is continuing or would result from the proposed disposition of the Collateral and

Security Agreement
so long as the proceeds from such disposition are applied in accordance with the Credit Documents, Collateral Agent shall, at Grantor's expense, so long as Collateral Agent believes in good faith that the Officer's Certificate delivered by such Grantor with respect to such sale is true, correct and complete, execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Grantor.

SECTION 23.       COLLATERAL AGENT AS AGENT.

                  (a) Collateral Agent has been appointed to act as Collateral Agent hereunder by the Detroit L/C Agents, the Detroit L/C Lenders, the New L/C Agent, the New L/C Lenders, the High Yield Trustee on behalf of the High Yield Noteholders and the Cash Management Bank. Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Documents.

                  (b) Collateral Agent shall at all times be the same Person that is the Collateral Agent under the Intercreditor Agreement. Written notice of resignation by Collateral Agent pursuant to subsections 6.1(h) or (i) of the Intercreditor Agreement shall also constitute notice of resignation as Collateral Agent under this Agreement; removal of Collateral Agent pursuant to subsections 6.1(h) or (i) of the Intercreditor Agreement shall also constitute removal as Collateral Agent under this Agreement; and appointment of a successor Collateral Agent pursuant to subsections 6.1(h) or (i) of the Intercreditor Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Collateral Agent under subsections 6.1(h) or (i) of the Intercreditor Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interest created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent hereunder.

SECTION 24.       ADDITIONAL GRANTORS.

                  Any Subsidiary of Company that is party to any of the Credit Documents but is not a party hereto may become a party hereto as an additional Grantor by executing a Counterpart substantially in the form of Exhibit VI annexed hereto, whereupon such Subsidiary shall become a Grantor hereunder and such Subsidiary shall also execute a Counterpart substantially in the form of Annex 2 to the Intercreditor Agreement pursuant to Section 6.1(l) of the Intercreditor Agreement, whereupon such Subsidiary shall become a Detroit L/C Borrower or New L/C Borrower, as applicable, under the Intercreditor Agreement. Upon delivery of any such Counterpart to Collateral Agent, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 25.       AMENDMENTS; ETC.

                  No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent and, in the case of any such amendment or modification, by Grantors; provided that this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with

Security Agreement

Section 24 hereof and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. In the event of any refinancing, replacement or extension of the New L/C Facility Agreement or Detroit L/C Facility Agreement, references in this Agreement to sections or subsections of the New L/C Facility Agreement and Detroit L/C Facility Agreement shall refer to the functionally equivalent sections or subsections in such refinanced, replaced or extended agreement as the context requires.

SECTION 26.       NOTICES.

                  Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Collateral Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature page hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto. Electronic mail and Internet and intranet websites may be used to distribute routine communications, provided, however, that no signature with respect to any notice, request, agreement, waiver, amendment or other document or any notice that is intended to have a binding effect may be sent by electronic mail.

SECTION 27.       FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

                  No failure or delay on the part of Collateral Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 28.       SEVERABILITY.

                  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 29.       HEADINGS.

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 30.       GOVERNING LAW; TERMS; RULES OF CONSTRUCTION.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Documents, terms used in Articles 8 and 9 of the UCC are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Detroit L/C Facility Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 31.       CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

Security Agreement

                  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 26 HEREOF; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT COLLATERAL AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 31 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 32.       WAIVER OF JURY TRIAL.

                  GRANTORS AND COLLATERAL AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Collateral Agent acknowledge that this waiver is a material inducement for Grantors and Collateral Agent to enter into a business relationship, that Grantors and Collateral Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Collateral Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 32 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 33.       COUNTERPARTS.

                  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                  [Remainder of page intentionally left blank]

Security Agreement

                  IN WITNESS WHEREOF, Grantors and Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                           GRANTORS:

                           COVANTA ENERGY CORPORATION

                           By:
                              --------------------------------
                           Name: Anthony Orlando
                           Title: President and Chief Executive Officer

                           Notice Address:
                                  40 Lane Road
                                  Fairfield, New Jersey 07007
                                  Attn:  Jeffrey Horowitz, Esq.

                           EACH OF THE ENTITIES LISTED ON SCHEDULE A ANNEXED HERETO

                           By:
                              --------------------------------
                              on behalf of each of the entities listed on
                              Schedule A annexed hereto

                              Name: Anthony Orlando
                              Title: President and Chief Executive Officer

                              Notice Address:
                                     40 Lane Road
                                     Fairfield, New Jersey 07007
                                     Attn: Jeffrey Horowitz, Esq.

Security Agreement

                           BANK OF AMERICA, N.A.,
                           as Collateral Agent


                           By:
                              --------------------------------
                            Name:
                            Title:

                            Notice Address:
                            Bank of America, N.A., as Collateral Agent
                            555 So. Flower Street, 17th Floor
                            CA9-706-17-54
                            Los Angeles, California 90071
                            Attention: David Price, Vice President
                            Voice: (213) 345-1300
                            Fax: (415) 503-5011
                            email: david.price@bankofamerica.com

Security Agreement

                                   SCHEDULE A
                                 OTHER GRANTORS

1.  AMOR 14 Corporation

2.  Covanta Acquisition, Inc.

3.  Covanta Bessemer, Inc.

4.  Covanta Cunningham Environmental Support, Inc.

5.  Covanta Energy Americas, Inc.

6.  Covanta Energy Construction, Inc.

7.  Covanta Energy Corporation

8.  Covanta Energy Group, Inc.

9.  Covanta Energy International, Inc.

10. Covanta Energy Resource Corp.

11. Covanta Energy Services, Inc.

12. Covanta Energy West, Inc.

13. Covanta Engineering Services, Inc.

14. Covanta Geothermal Operations Holdings, Inc.

15. Covanta Geothermal Operations, Inc.

16. Covanta Haverhill Properties, Inc.

17. Covanta Heber Field Energy, Inc.

18. Covanta Hennepin Energy Resource Co., Limited Partnership

19. Covanta Hillsborough, Inc.

20. Covanta Huntsville, Inc.

21. Covanta Hydro Energy, Inc.

22. Covanta Hydro Operations West, Inc.

23. Covanta Hydro Operations, Inc.

24. Covanta Imperial Power Services, Inc.

25. Covanta Kent, Inc.

26. Covanta Lancaster, Inc.

27. Covanta Lee, Inc.

28. Covanta Long Island, Inc.

29. Covanta Marion Land Corp.

30. Covanta Mid-Conn, Inc.

31. Covanta Montgomery, Inc.

32. Covanta New Martinsville Hydroelectric Corporation

33. Covanta New Martinsville Hydro-Operations Corporation

34. Covanta Oahu Waste Energy Recovery, Inc.

Security Agreement

35. Covanta Onondaga Operations, Inc.

36. Covanta Operations of Union, LLC

37. Covanta OPW Associates, Inc.

38. Covanta OPWH, Inc.

39. Covanta Pasco, Inc.

40. Covanta Plant Services of New Jersey, Inc.

41. Covanta Power Equity Corporation

42. Covanta Power Pacific, Inc.

43. Covanta Power Plant Operations

44. Covanta Projects of Hawaii, Inc.

45. Covanta Projects, Inc.

46. Covanta RRS Holdings, Inc.

47. Covanta Secure Services, Inc.

48. Covanta SIGC Energy, Inc.

49. Covanta SIGC Energy II, Inc.

50. Covanta SIGC Geothermal Operations, Inc.

51. Covanta Systems, LLC

52. Covanta Wallingford Associates, Inc.

53. Covanta Waste to Energy , LLC

54. Covanta Water Holdings, Inc.

55. Covanta Water Systems, Inc.

56. Covanta Water Treatment Services, Inc.

57. DSS Environmental, Inc.

58. ERC Energy II, Inc.

59. ERC Energy, Inc.

60. Heber Field Energy II, Inc.

61. Heber Loan Partners

62. LMI, Inc.

63. Mammoth Geothermal Company

64. Mammoth Power Company

65. Mt. Lassen Power

66. Pacific Geothermal Company

67. Pacific Oroville Power, Inc.

68. Pacific Wood Fuels Company

69. Pacific Wood Services Company

70. Three Mountain Operations, Inc.

71. Three Mountain Power, LLC

Security Agreement

                               SCHEDULE 1(e)(i) TO
                               SECURITY AGREEMENT

                                 PLEDGED SHARES

                             CLASS OF                                                                 PERCENTAGE OF
 ISSUER OF PLEDGED            PLEDGED                                  PAR          NUMBER OF          OUTSTANDING
       SHARES                 SHARES         CERTIFICATE NOS.         VALUE       PLEDGED SHARES     PLEDGED SHARES
 -----------------           --------        ----------------         -----       --------------     --------------
------------------        ---------------    ----------------      ------------   ---------------    ---------------

------------------        ---------------    ----------------      ------------   ---------------    ---------------

------------------        ---------------    ----------------      ------------   ---------------    ---------------

------------------        ---------------    ----------------      ------------   ---------------    ---------------

Security Agreement

                               SCHEDULE 1(g)(i) TO
                               SECURITY AGREEMENT

U.S. TRADEMARKS:

                                           Trademark                    Registration                   Registration
       Registered Owner                   Description                      Number                          Date
----------------------------          ------------------                ------------                   ------------

FOREIGN TRADEMARKS:

                                           Trademark                    Registration                   Registration
       Registered Owner                   Description                      Number                          Date
----------------------------          ------------------                ------------                   ------------

Security Agreement

                                    1(g)(i)-1

                             SCHEDULE 1(g)(ii)(A) TO
                               SECURITY AGREEMENT

U.S. PATENTS ISSUED:

         Patent No.                    Issue Date                    Invention                    Inventor
-------------------------          -----------------               --------------               -------------

U.S. PATENTS PENDING:

      Applicant's                  Date               Application
          Name                    Filed                 Number                Invention              Inventor
-----------------------        -----------         ----------------          -----------            -----------

Security Agreement

                                       1(g)(ii)(A)-1

                             SCHEDULE 1(g)(ii)(B) TO
                               SECURITY AGREEMENT



FOREIGN PATENTS ISSUED:

         Patent No.                    Issue Date                    Invention                    Inventor
-------------------------          -----------------               --------------               -------------

FOREIGN PATENTS PENDING:

      Applicant's                  Date               Application
          Name                    Filed                 Number                Invention              Inventor
-----------------------        -----------         ----------------          -----------            -----------

Security Agreement

                                       1(g)(ii)(B)-1

                              SCHEDULE 1(g)(iii) TO
                               SECURITY AGREEMENT

U.S. COPYRIGHTS:

Title             Registration No.      Date of Issue             Registered Owner
-----             ----------------      -------------             ----------------

FOREIGN COPYRIGHT REGISTRATIONS:

Country         Title              Registration No.          Date of Issue
-------         -----              ----------------          -------------

PENDING U.S. COPYRIGHT REGISTRATIONS & APPLICATIONS:

Title             Reference No.             Date of Application        Copyright Claimant
-----             -------------             -------------------        ------------------

PENDING FOREIGN COPYRIGHT REGISTRATIONS & APPLICATIONS:

Country Title                       Registration No.             Date of Issue
--------------                      ----------------             -------------

Security Agreement

                                 1(g)(ii)(B)-1

                                  SCHEDULE 1(J)
                                       TO
                               SECURITY AGREEMENT

                             COMMERCIAL TORT CLAIMS

Security Agreement

                                     1(j)-1

                                  SCHEDULE 4(b)
                                       TO
                               SECURITY AGREEMENT

                      LOCATIONS OF EQUIPMENT AND INVENTORY

NAME OF GRANTOR                             LOCATIONS OF EQUIPMENT AND INVENTORY

Security Agreement

                                     4(b)-1

                                  SCHEDULE 4(d)
                                       TO
                               SECURITY AGREEMENT

             OFFICE LOCATIONS, TYPE AND JURISDICTION OF ORGANIZATION

                                                                              JURISDICTION OF
NAME OF GRANTOR      TYPE OF ORGANIZATION    OFFICE LOCATIONS                   ORGANIZATION
---------------      --------------------    ----------------                 ---------------

Security Agreement

                                     4(d)-1

                                  SCHEDULE 4(e)
                                       TO
                               SECURITY AGREEMENT

                                   OTHER NAMES

NAME OF GRANTOR                                             OTHER NAMES

Security Agreement

                                     4(e)-1

                                  SCHEDULE 4(g)
                                       TO
                               SECURITY AGREEMENT

                         CERTAIN CONTRACTUAL OBLIGATIONS

                                     4(g)-1

Security Agreement

                                  SCHEDULE 4(i)
                                       TO
                               SECURITY AGREEMENT

                                 FILING OFFICES

Grantor                                                       Filing Offices

Security Agreement

                                     4(i)-1

                                                                    EXHIBIT I TO
                                                              SECURITY AGREEMENT

                 [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                      GRANT OF TRADEMARK SECURITY INTEREST


                  WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below);

                  WHEREAS, COVANTA ENERGY CORPORATION, a Delaware corporation ("COMPANY") and the Subsidiaries of Company listed on the signature pages thereof (collectively, Company and such Subsidiaries of Company are "BORROWERS" and each a "BORROWER") have entered into certain Credit Agreement dated as of March __, 2004 (said Credit Agreement or any credit agreement entered into by Detroit L/C Borrowers to refinance, replace, renew or extend, in whole or in part, said Credit Agreement and the indebtedness and letters of credit issued thereunder, as said Credit Agreement or any replacement to said Credit Agreement may be amended, restated, supplemented or otherwise modified from time to time, being the "DETROIT L/C FACILITY AGREEMENT") with the financial institutions listed on the signature pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Detroit L/C Facility Agreement from time to time, the "DETROIT L/C LENDERS"), DEUTSCHE BANK SECURITIES, INC., as Documentation Agent for the Detroit L/C Lenders (in such capacity, the "DETROIT L/C DOCUMENTATION AGENT"), and BANK OF AMERICA, N.A., as Administrative Agent for the Detroit L/C Lenders (in such capacity, the "DETROIT L/C FACILITY AGENT," and together with the Detroit L/C Documentation Agent, the "DETROIT L/C AGENTS"), pursuant to which the Detroit L/C Lenders have made certain commitments, subject to the terms and conditions set forth in the Detroit L/C Facility Agreement, to extend certain letter of credit facilities to Borrowers;

                  WHEREAS, Borrowers have entered into certain Credit Agreement dated as of March __, 2004 (said Credit Agreement or any credit agreement entered into by New L/C Borrowers to refinance, replace, renew or extend, in whole or in part, said Credit Agreement and the indebtedness and letters of credit issued thereunder, as said Credit Agreement or any replacement to said Credit Agreement may be amended, restated, supplemented or otherwise modified from time to time, being the "NEW L/C FACILITY AGREEMENT") with the financial institutions listed on the signature pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Detroit L/C Facility Agreement from time to time, the "NEW L/C LENDERS"), and Bank One, NA, as Administrative Agent for the New L/C Lenders (in such capacity, the "NEW L/C FACILITY AGENT"), pursuant to which the New L/C Lenders have made certain commitments, subject to the terms and conditions set forth in the New L/C Facility Agreement, to extend certain letter of credit facilities to Borrowers;

                  WHEREAS, Company has issued $205,000,000 in aggregate face principal amount accruing to $230,000,000 at stated maturity of its 8.25% Senior Notes due 2011 (said notes or any replacement to said notes pursuant to a refinancing, defeasance, renewal, replacement or extension of such notes, being the "HIGH YIELD NOTES");

                  WHEREAS, Borrowers other than the Company have agreed, in favor of the holders of the High Yield Notes, to guarantee the prompt payment and performance when due of all obligations of Company under the High Yield Notes;

                  WHEREAS, Borrowers are required to maintain the Cash Management System (as defined in the New L/C Facility Agreement and the Detroit L/C Facility Agreement) with Collateral Agent (in such capacity, the "CASH MANAGEMENT BANK") and the obligations of Borrowers to the Cash Management Bank arising from or relating to the Cash Management System are secured under the Security Agreement (as defined below); and

                  WHEREAS, pursuant to the terms of a Security Agreement dated as of March __, 2004 (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise

Security Agreement

                                     I-S-1
modified, the "SECURITY AGREEMENT"), among Grantor, the other grantors named therein and Bank of America, N.A., in its capacity as collateral agent for and representative of the Secured Parties (as defined in the Intercreditor Agreement referred to below), (the "COLLATERAL AGENT"), Grantor has granted in favor of Collateral Agent a secured and protected interest in, and Collateral Agent has agreed to become a secured creditor with respect to, the Trademark Collateral;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Collateral Agent a security interest, (subject to the terms of the Intercreditor Agreement (as defined in the Security Agreement) (including, without limitation, the provisions regarding lien priority)), in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "TRADEMARK COLLATERAL"):

         (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule A) (collectively, the "TRADEMARKS"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule A) (the "TRADEMARK REGISTRATIONS"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "ASSOCIATED GOODWILL"); and

         (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder, to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party on the date hereof (other than to the extent that any such provision would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code (as defined in the Intercreditor Agreement) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Trademark Collateral shall include, and Grantor shall be deemed to have granted a security interest to Collateral Agent in, all such rights and interests as if such provision had never been in effect; provided, further that if the assignment of proceeds of such license, contract or agreement would not result in a breach of the terms of, or constitute a default under the provisions of such license, contract or agreement, such proceeds shall be included in the Trademark Collateral.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interests in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Security Agreement

                                     I-S-2

                  IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __ day of _______, 200__.

                                          [NAME OF GRANTOR]

                                          By:
                                             -----------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------
Security Agreement

                                     I-S-3

                                   SCHEDULE A
                                       TO
                      GRANT OF TRADEMARK SECURITY INTEREST

                                         United States
                                           Trademark                    Registration                   Registration
Registered Owner                          Description                      Number                          Date
----------------                         --------------                 -------------                  -------------

Security Agreement

                                       I-A-1

                                                                   EXHIBIT II TO
                                                              SECURITY AGREEMENT

                   [FORM OF GRANT OF PATENT SECURITY INTEREST]

                        GRANT OF PATENT SECURITY INTEREST

                  WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below);

                  WHEREAS, COVANTA ENERGY CORPORATION, a Delaware corporation ("COMPANY") and the Subsidiaries of Company listed on the signature pages thereof (collectively, Company and such Subsidiaries of Company are "BORROWERS" and each a "BORROWER") have entered into certain Credit Agreement dated as of March __, 2004 (said Credit Agreement or any credit agreement entered into by Detroit L/C Borrowers to refinance, replace, renew or extend, in whole or in part, said Credit Agreement and the indebtedness and letters of credit issued thereunder, as said Credit Agreement or any replacement to said Credit Agreement may be amended, restated, supplemented or otherwise modified from time to time, being the "DETROIT L/C FACILITY AGREEMENT") with the financial institutions listed on the signature pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Detroit L/C Facility Agreement from time to time, the "DETROIT L/C LENDERS"), DEUTSCHE BANK SECURITIES, INC., as Documentation Agent for the Detroit L/C Lenders (in such capacity, the "DETROIT L/C DOCUMENTATION AGENT"), and BANK OF AMERICA, N.A., as Administrative Agent for the Detroit L/C Lenders (in such capacity, the "DETROIT L/C FACILITY AGENT," and together with the Detroit L/C Documentation Agent, the "DETROIT L/C AGENTS"), pursuant to which the Detroit L/C Lenders have made certain commitments, subject to the terms and conditions set forth in the Detroit L/C Facility Agreement, to extend certain letter of credit facilities to Borrowers;

                  WHEREAS, Borrowers have entered into certain Credit Agreement dated as of March __, 2004 (said Credit Agreement or any credit agreement entered into by New L/C Borrowers to refinance, replace, renew or extend, in whole or in part, said Credit Agreement and the indebtedness and letters of credit issued thereunder, as said Credit Agreement or any replacement to said Credit Agreement may be amended, restated, supplemented or otherwise modified from time to time, being the "NEW L/C FACILITY AGREEMENT") with the financial institutions listed on the signature pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Detroit L/C Facility Agreement from time to time, the "NEW L/C LENDERS"), and Bank One, NA, as Administrative Agent for the New L/C Lenders (in such capacity, the "NEW L/C FACILITY AGENT"), pursuant to which the New L/C Lenders have made certain commitments, subject to the terms and conditions set forth in the New L/C Facility Agreement, to extend certain letter of credit facilities to Borrowers;

                  WHEREAS, Company has issued $205,000,000 in aggregate face principal amount accruing to $230,000,000 at stated maturity of its 8.25% Senior Notes due 2011 (said notes or any replacement to said notes pursuant to a refinancing, defeasance, renewal, replacement or extension of such notes, being the "HIGH YIELD NOTES");

                  WHEREAS, Borrowers other than the Company have agreed, in favor of the holders of the High Yield Notes, to guarantee the prompt payment and performance when due of all obligations of Company under the High Yield Notes;

                  WHEREAS, Borrowers are required to maintain the Cash Management System (as defined in the New L/C Facility Agreement and the Detroit L/C Facility Agreement) with Collateral Agent (in such capacity, the "CASH MANAGEMENT BANK") and the obligations of Borrowers to the Cash Management Bank arising from or relating to the Cash Management System are secured under the Security Agreement (as defined below); and

                  WHEREAS, pursuant to the terms of a Security Agreement dated as of March __, 2004 (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise

Security Agreement
modified, the "SECURITY AGREEMENT"), among Grantor, the other grantors named therein and Bank of America, N.A., in its capacity as collateral agent for and representative of the Secured Parties (as defined in the Intercreditor Agreement referred to below), (the "COLLATERAL AGENT"), Grantor has granted in favor of Collateral Agent a secured and protected interest in, and Collateral Agent has agreed to become a secured creditor with respect to, the Patent Collateral;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Collateral Agent a security interest, (subject to the terms of the Intercreditor Agreement (as defined in the Security Agreement) (including, without limitation, the provisions regarding lien priority)), in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "PATENT COLLATERAL"):

         (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule A), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); and

         (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder, to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party on the date hereof (other than to the extent that any such provision would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code (as defined in the Intercreditor Agreement) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Patent Collateral shall include, and Grantor shall be deemed to have granted a security interest to Collateral Agent in, all such rights and interests as if such provision had never been in effect; provided, further that if the assignment of proceeds of such license, contract or agreement would not result in a breach of the terms of, or constitute a default under the provisions of such license, contract or agreement, such proceeds shall be included in the Patent Collateral.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

Security Agreement

                  IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ____________, 200__.

                                        [NAME OF GRANTOR]

                                        By:
                                           -------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

Security Agreement

                                     II-S-1

                                   SCHEDULE A
                                       TO
                        GRANT OF PATENT SECURITY INTEREST

PATENTS ISSUED:

Patent No.                    Issue Date                    Invention                    Inventor
----------                    ----------                    ---------                    --------

PATENTS PENDING:

Applicant's                 Date                Application
   Name                    Filed                   Number                Invention              Inventor
-----------                -----                ------------             ---------              --------

Security Agreement

                                     II-A-1

                                                                  EXHIBIT III TO
                                                              SECURITY AGREEMENT

                 [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                      GRANT OF COPYRIGHT SECURITY INTEREST

                  WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below);

                  WHEREAS, COVANTA ENERGY CORPORATION, a Delaware corporation ("COMPANY") and the Subsidiaries of Company listed on the signature pages thereof (collectively, Company and such Subsidiaries of Company are "BORROWERS" and each a "BORROWER") have entered into certain Credit Agreement dated as of March __, 2004 (said Credit Agreement or any credit agreement entered into by Detroit L/C Borrowers to refinance, replace, renew or extend, in whole or in part, said Credit Agreement and the indebtedness and letters of credit issued thereunder, as said Credit Agreement or any replacement to said Credit Agreement may be amended, restated, supplemented or otherwise modified from time to time, being the "DETROIT L/C FACILITY AGREEMENT") with the financial institutions listed on the signature pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Detroit L/C Facility Agreement from time to time, the "DETROIT L/C LENDERS"), DEUTSCHE BANK SECURITIES, INC., as Documentation Agent for the Detroit L/C Lenders (in such capacity, the "DETROIT L/C DOCUMENTATION AGENT"), and BANK OF AMERICA, N.A., as Administrative Agent for the Detroit L/C Lenders (in such capacity, the "DETROIT L/C FACILITY AGENT," and together with the Detroit L/C Documentation Agent, the "DETROIT L/C AGENTS"), pursuant to which the Detroit L/C Lenders have made certain commitments, subject to the terms and conditions set forth in the Detroit L/C Facility Agreement, to extend certain letter of credit facilities to Borrowers;

                  WHEREAS, Borrowers have entered into certain Credit Agreement dated as of March __, 2004 (said Credit Agreement or any credit agreement entered into by New L/C Borrowers to refinance, replace, renew or extend, in whole or in part, said Credit Agreement and the indebtedness and letters of credit issued thereunder, as said Credit Agreement or any replacement to said Credit Agreement may be amended, restated, supplemented or otherwise modified from time to time, being the "NEW L/C FACILITY AGREEMENT") with the financial institutions listed on the signature pages thereof as Lenders (collectively, together with their respective successors and assigns party to the Detroit L/C Facility Agreement from time to time, the "NEW L/C LENDERS"), and Bank One, NA, as Administrative Agent for the New L/C Lenders (in such capacity, the "NEW L/C FACILITY AGENT"), pursuant to which the New L/C Lenders have made certain commitments, subject to the terms and conditions set forth in the New L/C Facility Agreement, to extend certain letter of credit facilities to Borrowers;

                  WHEREAS, Company has issued $205,000,000 in aggregate face principal amount accruing to $230,000,000 at stated maturity of its 8.25% Senior Notes due 2011 (said notes or any replacement to said notes pursuant to a refinancing, defeasance, renewal, replacement or extension of such notes, being the "HIGH YIELD NOTES");

                  WHEREAS, Borrowers other than the Company have agreed, in favor of the holders of the High Yield Notes, to guarantee the prompt payment and performance when due of all obligations of Company under the High Yield Notes;

                  WHEREAS, Borrowers are required to maintain the Cash Management System (as defined in the New L/C Facility Agreement and the Detroit L/C Facility Agreement) with Collateral Agent (in such capacity, the "CASH MANAGEMENT BANK") and the obligations of Borrowers to the Cash Management Bank arising from or relating to the Cash Management System are secured under the Security Agreement (as defined below); and

                  WHEREAS, pursuant to the terms of a Security Agreement dated as of March __, 2004 (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise

Security Agreement

                                       III-1
modified, the "SECURITY AGREEMENT"), among Grantor, the other grantors named therein and Bank of America, N.A., in its capacity as collateral agent for and representative of the Secured Parties (as defined in the Intercreditor Agreement referred to below), (the "COLLATERAL AGENT"), Grantor has granted in favor of Collateral Agent a secured and protected interest in, and Collateral Agent has agreed to become a secured creditor with respect to, the Copyright Collateral;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Collateral Agent a security interest, (subject to the terms of the Intercreditor Agreement (as defined in the Security Agreement) (including, without limitation, the provisions regarding lien priority)), in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COPYRIGHT COLLATERAL"):

         (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHTS"), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHT REGISTRATIONS"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "COPYRIGHT RIGHTS"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Collateral Agent or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and

         (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  Notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder, to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party on the date hereof (other than to the extent that any such provision would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code (as defined in the Intercreditor Agreement) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Copyright Collateral shall include, and Grantor shall be deemed to have granted a security interest to Collateral Agent in, all such rights and interests as if such provision had never been in effect; provided, further that if the assignment of proceeds of such license, contract or agreement would not result in a breach of the

Security Agreement

                                       III-2
terms of, or constitute a default under the provisions of such license, contract or agreement, such proceeds shall be included in the Copyright Collateral.

                  Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             [The remainder of this page intentionally left blank.]

Security Agreement

                                       III-3

                  IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of ___________, 200__.

                                         [NAME OF GRANTOR]

                                        By:
                                           -------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

Security Agreement

                                     III-S-1

                                   SCHEDULE A
                                       TO
                      GRANT OF COPYRIGHT SECURITY INTEREST

U.S. COPYRIGHTS:

Title          Registration No.     Date of Issue              Registered Owner
-----          ---------------      -------------              ----------------

PENDING U.S. COPYRIGHT REGISTRATIONS & APPLICATIONS:

Title             Reference No.             Date of Application                 Copyright Claimant
-----             -------------             -------------------                 ------------------

Security Agreement

                                     III-A-1

                                                                   EXHIBIT IV TO
                                                              SECURITY AGREEMENT

                                PLEDGE SUPPLEMENT

                  This Pledge Supplement, dated as of _________________, 200__ is delivered pursuant to the Security Agreement, dated as of March __, 2004 among ____________, a ____________ ("GRANTOR"), the other Grantors named therein, and Bank of America, N.A., as Collateral Agent (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT"). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

                  Grantor hereby agrees that the [Pledged Shares] [Pledged Debt] listed on the schedule attached hereto shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

                  IN WITNESS WHEREOF, Grantor has caused this Amendment to be duly executed and delivered by its duly authorized officer as of _______________, 200__.

                                        [GRANTOR]

                                        By:
                                           -------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

Security Agreement

                                                                    EXHIBIT V TO
                                                              SECURITY AGREEMENT

                                  IP SUPPLEMENT

                  This IP SUPPLEMENT, dated as of ____________, 200__ is delivered pursuant to and supplements (i) the Security Agreement, dated as of March __, 2004 (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT"), among _______________ ("GRANTOR"), the other Grantors named therein, and Bank of America, N.A., as Collateral Agent, and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security Interest] dated as of ___________, 200__ (the "GRANT") executed by Grantor. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.

                  Grantor grants to Collateral Agent a security interest (as set forth in the Security Agreement) in all of Grantor's right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] listed on Schedule A attached hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

                  IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________, 200__.

                                        [GRANTOR]

                                        By:
                                           -------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                               [Attach Schedule A]

Security Agreement

                                                                   EXHIBIT VI TO
                                                              SECURITY AGREEMENT

                              [FORM OF COUNTERPART]

                  COUNTERPART (this "COUNTERPART"), dated as of __________, 200__ is delivered pursuant to Section 24 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of March __, 2004 (as it may heretofore have been and as it may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Covanta Energy Corporation, the other Grantors named therein, and Bank of America, N.A., as Collateral Agent. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 24 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

                  (i) agrees that all Collateral of the undersigned, including the items of property described on the Schedules attached hereto, shall become part of the Collateral and shall secure all Secured Obligations, and hereby grants to the Collateral Agent for the benefit of the Lenders a continuing security interest (as set forth in the Security Agreement) in all such Collateral of the undersigned;

                  (ii) authorizes the Collateral Agent to add the information set forth on the Schedules to this Counterpart to the correlative Schedules attached to the Security Agreement(1);

                  (iii) agrees that it hereby becomes a party to the Security Agreement as a Grantor and hereafter has the rights and obligations of a Grantor thereunder and is bound by all of the provisions thereof as fully as if the undersigned were one of the original parties thereto;

                  (iv) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned; and

                  (v) agrees that the address and facsimile number of the undersigned for notice purposes pursuant to Section 26 of the Security Agreement shall be initially as set forth below.

                                        [NAME OF ADDITIONAL GRANTOR]


                                        By:
                                           -------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                        Notice Address:

                                              -----------------------------
                                              -----------------------------
                                            -------------------------------

---------------------
(1) The Schedules to the Counterpart should include copies of all Schedules that identify Collateral to be granted by the Grantor.

Security Agreement
                                       V-1